CONTENTS


Shareholder Letter ...........................................       1
New York Update ..............................................       4
Fund Reports
 Franklin New York
Tax-Exempt  Money Fund .......................................       6
 Franklin New York Insured
Tax-Free Income Fund .........................................       9
  Franklin New York
Intermediate-Term
Tax-Free Income Fund .........................................      18
Glossary of
Investment Terms .............................................      24
Municipal Bond Ratings .......................................      26
Financial Highlights &
Statement of Investments .....................................      29
Financial Statements .........................................      41
Notes to
Financial Statements .........................................      45
Report of
Independent Accountants ......................................      49

SHAREHOLDER LETTER

Dear Shareholder:

It's a pleasure to bring you Franklin New York Tax-Free Trust's annual report for the period ended December 31, 1997.

A GLIMPSE AT THE ECONOMY

During the twelve months under review, the U.S. economy continued its expansion. In March, the Federal Reserve Board (the Fed) raised short-term interest rates from 5.25% to 5.50%. This 25 basis point increase was the Fed's response to tightening labor markets and an overall concern that possible wage demands could lead to increased inflationary pressures. The rate hike had its desired effect. Economic growth slowed slightly and interest rates stabilized, reversing their general rising trend and ending the period down from where they began. The 30-year U.S. Treasury bond started the one-year period yielding 6.65%, and finished at 5.93% on December 31, 1997.1

1. Source: Micropal, 1/14/98.

The Fed raised rates only once during 1997. Even with continued, strong economic growth, there have been remarkably few signs of increased inflation. This low inflation, combined with a balanced budget agreement between the President and Congress, greatly contributed to a beneficial environment of falling interest rates throughout the majority of the reporting period. However, consumer spending strengthened toward the end of the period and the stock market -- despite a stumble at the end of October -- remained near all-time highs. Yet, with the recent slowdown in the economies of our Asian trading partners, we expect a moderate U.S. growth rate. Interest rates affect tax-free bonds directly, in addition to helping shape the economic environment that determines the general fiscal health of the municipalities issuing them. Higher interest rates often generate higher yields for new bond issues, while lower rates generally translate into a decrease in yields. Furthermore, a drop in rates usually causes the value of existing bonds to increase, while a rise in rates often has the opposite affect on those bonds' values.

THE TALE OF THE TORTOISE AND THE HARE

We can't promise that a positive economic environment will continue. It is important to remember, then, that markets correct -- in our opinion, it is desirable for them to do so. Consequently, investor concern about volatility and the market's direction prompts us to comment on the importance of having your own long-term investment strategy. And when you consider your investment strategy, are you a tortoise or a hare?

We all know that familiar story: The tortoise won the race because he had a plan and stuck to it, not allowing the hare's fast start to distract him. Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience. Wise investors think like the tortoise. They know mutual fund investments are long term, so daily market fluctuations and short-term volatility have minimal impact on their overall investment goals. They understand that patience and discipline are keys to successful investing. Remember, it's time -- not timing -- that makes the difference.

We encourage you to discuss your financial goals with your investment representative. He or she can address concerns about volatility and help you diversify your investments and stay focused on the long term. Mutual funds offer a level of diversification that is almost impossible for individual investors to achieve on their own.

Regardless of the market's direction, Franklin Templeton's disciplined investment strategy remains the same. All of our portfolio managers are dedicated to providing shareholders like you with careful selection and constant professional supervision. As always, we appreciate your support, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Charles B. Johnson
Chairman
Franklin New York Tax-Free Trust

Thomas J. Kenny
Director
Franklin Municipal Bond Department


"Much like the tortoise, successful investors historically have achieved good results through setting goals, diversifying their assets, and having patience."



NEW YORK UPDATE



New York enjoyed a growing economy, during the reporting period. The state's improved economic climate was primarily due to the strong performance of the financial services industry that is, for the most part, located in New York City. Largely as a result of tax revenue collected from this sector, both the City and state are looking forward to budget surpluses in 1997, $1.3 billion for the City and $1.4 billion for the state. In addition to the strong performance by Wall Street that aided the economy and is projected to continue into 1998, New York City also benefited from increased tourism.1

The state's strong economy and budget surplus contributed directly to an upgrade of New York state's debt rating by Standard & Poor's(R), from A- to A, during the one-year period. Also contributing to the state's rating upgrade was improved budget monitoring and management, continued spending restraint, year-end budget surpluses in five of the past six years, and the allocation of $927 million to an aggregate financial reserve to be used for unforseen state funding needs in the future.1 Despite these positive developments, several factors preclude an even higher rating for New York state's debt: New York has been and will continue to be among the top five states in terms of high debt burdens; its General Fund disbursements are budgeted to increase by 5.2% in 1998, mainly due to increased state aid to education; and its cutting of business, personal income and property gains taxes likely will result in a decrease in state revenues.2 Yet, these factors should not overshadow the positive developments brought about by the state's diverse and growing economy, and its improved fiscal management.


1. Standard & Poor's Credit Week Municipal; 7/21/97, 9/8/97.
2. Merrill Lynch Municipal Bond Credit Monthly, 8/29/97..


"The state's strong economy and budget surplus contributed directly to an upgrade of New York state's debt rating by Standard & Poor's(R), from A- to A, during the one-year period."

FRANKLIN NEW YORK
TAX-EXEMPT MONEY FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital and liquidity by investing primarily in a portfolio of short-term municipal debt securities issued in New York. The fund is managed to maintain a $1.00 share price.1

1. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution. There is no guarantee that the $1.00 per share price will be maintained.

During the one-year reporting period, Franklin New York Tax-Exempt Money Fund invested in high-quality, liquid securities. Although SEC guidelines allow tax-exempt money funds to purchase lower-rated, second tier securities as well as first tier securities, Franklin buys only high-rated, first tier securities for its money market portfolios. In keeping with our conservative investment philosophy, we participated in several first tier note issues. Notable purchases included: New York City RANs, Suffolk TANs, Erie County RANs and Buffalo RANs. The fund also bought Monroe County TECP and New York State Energy, Research & Development Authority for Rochester Gas & Electric Weekly VRDNs. These purchases helped to attain a 47.4 day average maturity for the fund's portfolio.

The national economy continued to perform extremely well during the reporting period. The United States' moderate economic growth was characterized by rising employment, low inflation and declining interest rates. Since the Federal Reserve Board last changed interest rates in March of this year, it has left rates unchanged and, in its latest meeting on December 16, again did not alter rates. Looking forward, we do not anticipate any shifts in the underlying economy that would cause the Federal Reserve to adjust short-term interest rates, and we expect little variation in the performance of Franklin New York Tax-Exempt Money Fund, in the near term.

Please remember, this discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

GRAPHIC MATERIAL 1 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin New York Tax-Exempt Money Fund
 Periods ended 12/31/97


Seven-day effective yield1                               3.36%
Seven-day annualized yield                               3.30%
Taxable Equivalent yield2                                6.09%



1. The seven-day effective yield assumes the compounding of daily dividends.
2. Taxable equivalent yield assumes the 1997 maximum combined federal, New York state and New York City personal income tax bracket of 45.791% based on the federal income tax rate of 39.6%. Annualized and effective yields are for the seven days ended December 31, 1997. Yields reflect fluctuations in interest rates on portfolio investments, as well as fund expenses. Yields should be viewed in terms of the current, low rate of inflation -- just as high inflation usually results in higher yields, low inflation often brings the opposite.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's annualized and effective yields for the period would have been 3.13% and 3.18%, respectively. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.

Past performance is not predictive of future results.

You may find a complete listing of the fund's portfolio holdings including the number of shares and dollar value beginning on page 30 of this report.

What is a RAN?

Like many short-term government debt instruments, a Revenue Anticipation Note is widely known by its acronym, RAN. A RAN is a short-term obligation of a municipal government. As its name implies, the municipality issuing a Revenue Anticipation Note borrows funds against anticipated revenues, such as a sales tax, in order to finance current expenditures. As soon as the issuer receives the expected revenues, it uses that money to pay off the RAN.

Note: TANs, TECPs and VRDNs, which are mentioned less frequently than RANs in regard to purchases by the fund, are also acronyms for other types of short-term government debt instruments.

FRANKLIN NEW YORK INSURED
TAX-FREE INCOME FUND

Your Fund's Objective: Seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of insured New York municipal securities.1,2


1. For investors subject to the alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.
2. Fund shares are not insured by any U.S. or other government agency are subject to market risk and will fluctuate in value. Insurance relates only to the payment of principal and interest on the portfolio's securities, and the terms of the insurance as outlined in the prospectus. No representation is made as to any issuer's ability to meet its commitments.

During the one-year reporting period, the general fall in interest rates led to a greater number of municipal bonds being prerefunded. When a tax-free bond is prerefunded, it is paid-off at its first call date by the proceeds from the sale of a new municipal bond issue that usually offers a lower interest rate. Using this refinancing method, a municipality can reduce its interest expense, by replacing higher-yielding bond issues with lower-yielding ones. Money derived from the sale of the refinancing issue is normally invested in U.S. Treasuries, which will mature upon the now prerefunded bond's first call date and be used to pay off its prior financings. Because the prerefunded bond now will have a shorter life and is also usually backed by U.S. Treasuries, which enjoy the highest of credit ratings, the value of a municipal bond goes up when it is prerefunded. However, as a prerefunded bond approaches its call date, its value decreases as its premium falls to near its call price.

We attempted to realize the greatest gain possible on those municipal bonds we owned that were prerefunded, by selling them before they reached their call date. As a result, the fund significantly reduced its exposure to prerefunded bonds, and at one point had reduced its position to almost zero. However with interest rates trending downward over the reporting period, more municipalities engaged in refinancing, and the fund ended the period with 9.2% in prerefunded bonds. The fund holds $20 million of New York City Municipal Water 6.20s, which were prerefunded and will be paid off in 2002. In addition to selling prerefunded bonds, we further reduced our number of positions in different securities, by selling bonds that had been purchased just after the fund's inception. As a result of these sales, the fund's net positions decreased.

Using the proceeds from the securities we sold, we purchased current coupon bonds with longer call protection and consequently an income stream with longer protection. Because interest rates fell during the period and the new bonds bought by the fund offered a lower interest rate than the prerefunded issues sold, the fund likely will need to reduce its dividend in the future. However, we continue to manage New York Insured Tax-Free Income Fund with the intention of protecting its share value and maintaining its competitive yield. We believe our conservative investment approach, shunning of risky derivative investments and purchases of current coupon bonds with long call protections, will benefit our shareholders.

Please remember, this discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.


Franklin New York Insured Tax-Free Income Fund
 Portfolio Breakdown on 12/31/97

                          % of Total
                           Long-Term
Sector                    Investments
Transportation                22.6%
Utilities                     22.2%
Education                     19.3%
Hospitals                      9.4%
Prerefunded                    9.2%
Health Care                    6.1%
General Obligation             5.3%
Other Revenue                  5.1%
Certificates of Participation  0.8%

For a complete list of portfolio holdings, please see page 34.

"We attempted to realize the greatest gain possible on those municipal bonds we owned that were prerefunded, by selling them before they reached their call date."

PERFORMANCE SUMMARY

CLASS I

Franklin New York Insured Tax-Free Income Fund - Class I, share price, as measured by net asset value, increased 37 cents, from $11.29 on December 31, 1996, to $11.66 on December 31, 1997. During the twelve-month reporting period, the fund paid income distributions totaling 58.8 cents ($0.588) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 4.9 cents ($0.049) and the maximum offering price of $12.18 on December 31, 1997, your fund's distribution rate was 4.83%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal, New York state and New York City personal income tax bracket, would have to earn 8.91% from a taxable investment to match the fund's tax-free distribution rate. Likewise, an investor in the maximum combined federal and New York state personal income tax bracket would need to earn 8.58% from a taxable investment to match the fund's tax-free distribution rate.

The graph on page 12 compares the performance of Franklin New York Insured Tax-Free Income Fund - Class I with that of the Lehman Brother's Municipal Bond Index, and the Consumer Price Index (CPI). As you can see, the fund's performance exceeded the increase in the CPI, which means your investment returns have surpassed the rate of inflation, a primary goal of any investment. Although your fund shares have underperformed the Lehman Brothers Municipal Bond Index, an unmanaged market index has inherent performance differentials in comparison with any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% fully invested because they need cash on hand to redeem shares. In addition, the fund's performance includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin New York Insured Tax-Free Income Fund's had been applied to the index, its performance would have been lower. Additionally, the index includes more than 25,000 municipal securities from across the country, while your fund consists primarily of insured New York municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


GRAPHIC MATERIAL 2 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin New York Insured
Tax-Free Income Fund
Class I
 Dividend Distributions

 1/1/97 - 12/31/97*

                   Dividend
Month              per share
January             4.9 cents
February            4.9 cents
March               4.9 cents
April               4.9 cents
May                 4.9 cents
June                4.9 cents
July                4.9 cents
August              4.9 cents
September           4.9 cents
October             4.9 cents
November            4.9 cents
December            4.9 cents
Total              58.8 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 3 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Franklin New York Insured Tax-Free Income Fund - Class I
 Periods ended 12/31/97

                                                        Since
                                                      Inception
                                     1-Year   5-Year  (5/1/91)
Cumulative Total Return1              8.77%   40.77%    64.82%
Average Annual Total Return2          4.16%    6.15%     7.09%
Distribution Rate3            4.83%
Taxable Equivalent
Distribution Rate4            8.91%
30-Day Standardized Yield5    4.11%
Taxable Equivalent Yield4     7.58%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.9 cents per share monthly dividend and the maximum offering price of $12.18 on December 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal, New York state and New York City personal income tax bracket of 45.791%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1997.
Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus, actual total returns would differ. Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

GRAPHIC MATERIAL 4 OMITTED - SEE APPENDIX AT END OF DOCUMENT

CLASS II

Franklin New York Insured Tax-Free Income Fund - Class II, share price, as measured by net asset value, increased 38 cents, from $11.37 on December 31, 1996, to $11.75 on December 31, 1997. During the twelve-month reporting period, the fund paid income distributions totaling 52.19 cents ($0.5219) per share. Distributions vary based on the earnings of the fund's portfolio, and past distributions are not necessarily predictive of future trends.

Based on an annualization of the current monthly dividend of 4.35 cents ($0.0435) per share and the offering price of $11.87 on December 31, 1997, your fund's distribution rate was 4.40%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. An investor in the maximum combined federal, New York state and New York City personal income tax bracket, would have to earn 8.12% from a taxable investment to match the fund's tax-free distribution rate. Likewise, an investor in the maximum combined federal and New York state personal income tax bracket would need to earn 7.82% from a taxable investment to match the fund's tax-free distribution rate.

The graph on page 16 compares the performance of Franklin New York Insured Tax-Free Income Fund - Class II with that of the Lehman Brother's Municipal Bond Index, and the Consumer Price Index (CPI). As you can see, the fund's performance has exceeded the increase in the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment. Although your fund shares have underperformed the Lehman Brothers Municipal Bond Index, an unmanaged market index has inherent performance differentials in comparison with any fund. It does not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Un-like an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the fund's performance includes the maximum initial sales charge all fund expenses and account fees. If operating expenses such as Franklin New York Insured Tax-Free Income Fund's had been applied to the index, its performance would have been lower. Additionally, the index includes more than 25,000 municipal securities from across the country, while your fund consists primarily of insured New York municipal bonds. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


Franklin New York Insured Tax-Free Income Fund   Class II
 Dividend Distributions

 1/1/97 - 12/31/97*

                 Dividend
Month            per share
January           4.33 cents
February          4.33 cents
March             4.33 cents
April             4.36 cents
May               4.36 cents
June              4.36 cents
July              4.36 cents
August            4.36 cents
September         4.35 cents
October           4.35 cents
November          4.35 cents
December          4.41 cents**
Total            52.25 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.
**The December dividend includes both a regular dividend of 4.35 cents ($0.0435) per share and an adjustment of +.06 cents to reconcile the 12b-1 fee differential between Class I and Class II shares.



GRAPHIC MATERIAL 5 OMITTED - SEE APPENDIX AT END OF DOCUMENT



Franklin New York Insured Tax-Free Income Fund - Class II
 Periods ended 12/31/97

                                                        Since
                                                      (5/1/95)
                                              1-Year  Inception
Cumulative Total Return1                       8.17%    22.25%
Average Annual Total Return2                   6.15%     7.41%
Distribution Rate3                    4.40%
Taxable Equivalent Distribution Rate4 8.12%
30-Day Standardized Yield5            3.70%
Taxable Equivalent Yield4             6.83%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and 1.0% contingent deferred sales charge applicable to shares redeemed within 18 months of investment.
3. Distribution rate is based on an annualization of the current 4.35 cents per share monthly dividend and the maximum offering price of $11.87 on December 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal, New York state and New York City personal income tax bracket of 45.791%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1997.
Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.


You may find a complete listing of the fund's portfolio holdings including the number of shares and dollar value beginning on page 34 of this report.

Franklin New York Intermediate-Term
Tax-Free Income Fund
 Portfolio Breakdown on 12/31/97

                         % of Total
                          Long-Term
Sector                   Investments
General Obligation              27.8%
Other Revenue                   13.1%
Hospitals                       12.5%
Transportation                  10.5%
Education                       10.1%
Housing                          9.7%
Certificates of Participation    7.7%
Utilities                        5.7%
Prerefunded                      2.9%

For a complete list of portfolio holdings, please see page 38.


FRANKLIN NEW YORK INTERMEDIATE-TERM TAX-FREE INCOME FUND


Your Fund's Objective: Seeks to provide high, current income exempt from regular federal, New York state and New York City personal income taxes while seeking preservation of capital by investing primarily in a portfolio of New York municipal securities with an average weighted maturity (the time in which debt must be repaid) between three and 10 years.1

1. For investors subject to the alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

During the reporting period, the fund made several new purchases. The primary source for funding these new purchases was an influx of money, as the fund's assets grew from $44.8 to $58.9 million over the one-year period. In addition, the fund also increased its pool of capital to invest with by selling bonds from its portfolio that were prerefunded in the previous year. When a bond is prerefunded it will be replaced at its first call date by another bond issued by its municipality that will pay a lower yield. This refinancing method allows a municipal government to lower its borrowing cost, and it also increases the value of the prerefunded bond, as its debt will almost certainly be paid off early. As the date approaches when the prerefunded bond's debt will be retired, however, the premium people are willing to pay for it decreases because it will soon cease producing income. As a result, we sought to sell our prerefunded bonds before they approached their first call date, and invested the proceeds, along with other inflows.

In an effort to protect the fund's income earning potential we bought bonds with longer call protections than the prerefunded bonds we sold. Since a bond cannot be prerefunded before its first call date, these purchases should help ensure a fairly stable dividend for the Franklin New York Intermediate-Term Tax-Free Income Fund going into the future. Among the bonds we purchased were: New York City GOs, New York State Dormitory Authority, New York State Urban Development Corporation, Metropolitan Transportation Authority and other New York state credits. The fund's largest holding continues to be New York City General Obligation bonds. In our purchases we concentrated on buying insured bonds. Many of the new bonds entering the New York market were insured, and because of the large number of these issues, their yields were relatively competitive with lower-rated, non-insured bonds.

Please remember, this discussion reflects our views and opinions as of December 31, 1997, the end of the reporting period. However, market and economic conditions are changing constantly, which may affect our strategies and portfolio holdings. Although historic performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.



GRAPHIC MATERIAL 6 OMITTED - SEE APPENDIX AT END OF DOCUMENT


GRAPHIC MATERIAL 7 OMITTED - SEE APPENDIX AT END OF DOCUMENT

PERFORMANCE SUMMARY

The share price of Franklin New York Intermediate-Term Tax-Free Income Fund as measured by net asset value, increased 34 cents from, $10.28 on December 31, 1996, to $10.62 on December 31, 1997. During the twelve-month reporting period, the fund paid income distributions totaling 55.2 cents ($0.552) per share. Distributions will vary based on the earnings of the fund's portfolio, and past distributions are not predictive of future trends.

Based on an annualization of the current monthly per share dividend of 4.6 cents ($0.046) and the maximum offering price of $10.86 on December 31, 1997, your fund's distribution rate was 5.08%. This tax-free rate is generally higher than the after-tax return on a comparable taxable investment. For example, an investor in the maximum combined federal, New York state and New York City personal income tax bracket, would have to earn 9.37% from a taxable investment to match the fund's tax-free distribution rate. Likewise an investor in the maximum combined federal and New York state personal income tax bracket would need to earn 9.03% from a taxable investment to match the fund's tax-free distribution rate.

As illustrated by the chart on page 22, your fund's performance has exceeded the increase in the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment. Your fund's performance has generally followed the same trends as the broad, unmanaged Lehman Brothers 10-Year Municipal Bond Index. Of course, such unmanaged market indices have inherent performance differentials over any fund. They do not pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never 100% invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin New York Intermediate-Term Tax-Free Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance and one cannot invest in it directly.

Franklin New York Intermediate-Term
Tax-Free Income Fund
 Dividend Distributions

 1/1/97 - 12/31/97*

                    Dividend
Month               per share
January             4.6 cents
February            4.6 cents
March               4.6 cents
April               4.6 cents
May                 4.6 cents
June                4.6 cents
July                4.6 cents
August              4.6 cents
September           4.6 cents
October             4.6 cents
November            4.6 cents
December            4.6 cents
Total              55.2 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

GRAPHIC MATERIAL 8 OMITTED - SEE APPENDIX AT END OF DOCUMENT

Past performance is not predictive of future results.

You may find a complete listing of the Fund's portfolio holdings including the number of shares and dollar value beginning on page 38 of this report.

Franklin New York Intermediate-Term Tax-Free Income Fund
 Periods ended 12/31/97

                                                         Since
                                                      Inception
                                     1-Year   5-Year   (9/23/92)
Cumulative Total Return1             8.89%    35.60%    38.45%
Average Annual Total Return2         6.41%    5.79%      5.91%
Distribution Rate3             5.08%
Taxable Equivalent
Distribution Rate4             9.37%
30-Day Standardized Yield5     4.31%
Taxable Equivalent Yield4      7.95%

1. Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge.
3. Distribution rate is based on an annualization of the current 4.6 cents per share monthly dividend and the maximum offering price of $10.86 on December 31, 1997.
4. Taxable equivalent distribution rate and yield assume the 1997 maximum combined federal, New York state and New York City personal income tax bracket of 45.791%, based on the federal income tax rate of 39.6%.
5. Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended December 31, 1997.
The fund's manager agreed in advance to waive a portion of its management fees, which reduces operating expenses and increases distribution rate, yield and total return to shareholders. Without this waiver, the fund's distribution rate and total return would have been lower, and yield for the period would have been 3.97%. The fee waiver may be discontinued at any time upon notice to the fund's Board of Trustees.
All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



GLOSSARY OF INVESTMENT TERMS


Average Annual Total Return: The average annual change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report include sales charges.

Discount: Amount by which a bond sells below its face (par) value. For instance, a bond with a $1,000 face value that sells for $900 would have a $100 discount.

Call Protection: The length of time during which a bond cannot be redeemed by its issuer.

Coupon: A bond's interest rate that the issuer promises to pay to the holder until the bond matures.

Cumulative Total Return: Measures the change in value of an investment over the periods indicated. Unless otherwise stated, figures shown in this report exclude sales charges.

Current Coupon Bond: A bond with a coupon rate that is within half a percentage point of current market interest rates. See also Full Coupon Bond.

Full Coupon Bond: A bond with a coupon rate that is near or above current market interest rates. See also Current Coupon Bond.

High Grade Bond/High-Quality Bond: A bond rated AAA or AA by Standard & Poor's or Aaa or Aa by Moody's Investors Service - two national credit-rating agencies.

Investment Grade Bond: A bond with a rating of AAA to BBB, usually within the top four rating categories assigned to bonds.

Premium: Amount by which a bond sells above its face (par) value. For instance, a bond with a $1,000 face value that sells for a $1,100 would have a $100 premium.

Prerefunded Bond: A bond that will be paid off at its first call date with proceeds of the sale of a second bond carrying a lower interest rate. The proceeds generally are invested in U.S. Treasuries set to mature at the original bond's first call date. When a bond is prerefunded, its premium rises, and then falls to par value as the refunding date approaches.

Par Value: The face value or amount at which a security will be redeemed at maturity - typically $1,000 for a bond.

Yield Spread: The relative yield differential between lower- and higher-quality issues. Normally, lower-quality issues provide higher yields to compensate investors for added credit risk.

MUNICIPAL BOND RATINGS


Moody's

Aaa: Best quality. They carry the smallest degree of investment risk and generally are referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: High quality by all standards. Together with the Aaa group, they comprise what generally are known as high-grade bonds. Aa bonds are rated lower than Aaa because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements which make the long-term risks appear larger.

A: Possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba: Contain speculative elements. Often the protection of interest and principal payments may be very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Poor standing. Such issues may be in default, or elements of danger with respect to principal or interest may be present.

Ca: Obligations that are highly speculative. Such issues are often in default or have other marked shortcomings.

C: Lowest-rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P(R)

AAA: The highest rating assigned by S&P to a debt obligation and indicates the ultimate degree of protection as to principal and interest.

AA: Also qualify as high-grade obligations, and, in the majority of instances, differ from AAA issues only in a small degree.

A: Generally regarded as upper medium-grade. They have considerable investment strength but are not entirely free from adverse effects of changes in economic and trade conditions. Interest and principal are regarded as safe.

BBB: Regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default and payment of interest and/or repayment of principal is in arrears.



FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights

Franklin New York Tax-Exempt Money Fund


                                                                       Year Ended December 31,
                                                             1997      1996      1995      1994       1993
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year....................         $1.00     $1.00     $1.00     $1.00     $1.00
Income from investment operations:
 Net investment income................................           .03       .03       .03       .02       .02
Less distributions from:
 Net investment income................................          (.03)     (.03)     (.03)     (.02)     (.02)
Net asset value, end of year..........................         $1.00     $1.00     $1.00     $1.00     $1.00

Total return  ........................................          3.01%     2.79%     3.11%     2.11%     1.67%

Ratios/supplemental data
Net assets, end of year (000's) ......................    $63,720   $59,178   $61,079   $64,835   $50,317
Ratios to average net assets:
 Expenses ............................................           .60%      .60%      .60%      .60%      .63%
 Expenses excluding waiver and payments by affiliate .         81%         .86%      .85%      .93%      .97%
 Net investment income ...............................          2.97%     2.75%     3.06%     2.12%     1.68%






                                            See notes to financial statements.



All total return calculations assume reinvestment of dividends and capital gains at net asset value. Investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares. 5


FRANKLIN NEW YORK TAX-FREE TRUST
Statement of Investments, December 31, 1997

                                                                                                   PRINCIPAL
  Franklin New York Tax-Exempt Money Fund                                                           AMOUNT       VALUE
     Investments 104.1%

   a Babylon, Town of, IDA, IDR, General Microwave Corp. Facility, Series 1984,

   Weekly VRDN and Put, 3.60%, 10/01/99 .......................................................   $ 100,000    $ 100,000
     Brentwood Unified Free School District TAN, 4.25%, 6/30/98 ...............................   2,000,000    2,003,225
     Buffalo GO RAN, 4.40%, 8/5/98.............................................................   1,000,000    1,003,349
     Erie County RAN, Series A, 4.50%, 6/25/98 ................................................   2,000,000    2,006,461
   a Great Neck North, Water Authority System Revenue, Series A,
    FGIC Insured, Weekly VRDN and Put, 3.70%, 1/01/20 .........................................   1,500,000    1,500,000
     Monroe County, TECP, 3.60%, 5/15/98 ......................................................   2,000,000    2,000,000
   a Nassau IDA, Research Facility Revenue, Cold Spring Harbor Laboratory
    Project,Daily VRDN and Put, 4.85%, 7/01/23 ................................................     600,000      600,000
     New York City GO,
     RAN, Series A, 4.50%, 6/30/98 ............................................................   1,000,000    1,003,607
   a Sub-Series A-8, Daily VRDN and Put, 5.10%, 8/01/17 .......................................     700,000      700,000
   a New York City HDC, Mortgage Revenue, Weekly VRDN and Put,
     Columbus Apartments, Series A, 3.55%, 3/15/25 ............................................   1,600,000    1,600,000
     Parkgate Tower No. 1, 3.60%, 12/01/07 ....................................................   1,195,000    1,195,000
   a New York City Health & Hospital Corp., Revenue Health System,
    Series D, Weekly VRDN and Put, 3.50%, 2/15/26 .............................................   1,500,000    1,500,000
   a New York City IDA, IDR, Brooklyn Navy Yard, Cogeneration Project,
    Series A, Weekly VRDN and Put, 4.25%, 7/01/29 .............................................   1,000,000    1,000,000
   a New York City IDA, Various Civic Facilities,
     American Civil Liberties, Weekly VRDN and Put, 3.70%, 6/01/12 ............................   1,000,000    1,000,000
     Children's Oncology Society, Weekly VRDN and Put, 3.50%, 5/01/21 .........................   1,100,000    1,100,000
     National Audubon Society, Daily VRDN and Put, 4.75%, 12/01/14 ............................     500,000      500,000
   a New York City Municipal Assistance Corp., Weekly VRDN and Put, 3.55%, 7/01/08
     Sub-Series K-1............................................................................   1,200,000    1,200,000
     Sub-Series K-2............................................................................   1,800,000    1,800,000
   a New York City Municipal Water Finance Authority, Water and Sewer Systems Revenue, Series C,
      FGIC Insured, Daily VRDN and Put, 5.10%, 6/15/23 ........................................   1,500,000    1,500,000
   a New York City Tri-Cultural Resources Revenue, American Museum of Natural History,
      Series B, MBIA Insured, Weekly VRDN and Put 3.55%, 4/01/21 ..............................   1,200,000    1,200,000
     New York Dormitory Authority Revenues,
   a Cornell University, Series B, Daily VRDN and Put, 4.75%, 7/01/25 .........................     300,000      300,000
   a Metropolitan Museum of Art, Series A, MBIA Insured, Weekly VRDN and Put, 3.50%, 7/01/15 ..   1,300,000    1,300,000
   a Metropolitan Museum of Art, Series B, Weekly VRDN and Put, 3.50%, 7/01/23 ................   1,300,000    1,300,000
     Millard Fillmore Hospital, AMBAC Insured, 4.25%, 2/01/98 .................................   1,395,000    1,395,627
   a New York Public Library, Series B, Weekly VRDN and Put, 3.50%, 7/01/22 ...................     400,000      400,000
   a Oxford University Press, Inc., Daily VRDN and Put, 5.10%, 7/01/23 ........................   1,000,000    1,000,000
   a Oxford University Press, Inc., Weekly VRDN and Put, 3.55%, 7/01/25 .......................   2,000,000    2,000,000
     New York State Dormitory Authority, Sloan Kettering, TECP, 1/29/98
     3.65%.....................................................................................   1,900,000    1,900,000
     3.70%.....................................................................................   1,000,000    1,000,000
   a New York State Energy, Research and Development Authority, PCR,
     Central Hudson Gas & Electric Co. Project, Weekly VRDN and Put, 3.50%, 11/01/20 ..........     500,000      500,000
     Niagara Mohawk Power Corp., Series A, Daily VRDN and Put, 4.50%, 7/01/15 .................     400,000      400,000
     Niagara Mohawk Power Corp., Series B, Daily VRDN and Put, 4.95%, 12/01/25 ................   1,200,000    1,200,000
     Refunding, New York Electric & Gas, Daily VRDN and Put, 5.00%, 2/01/29 ...................   1,200,000    1,200,000
     Refunding, Orange and Rockland Project, Series A, FGIC Insured,
    Weekly VRDN and Put, 3.55%, 10/01/14 ......................................................   1,000,000    1,000,000
     Refunding, Orange and Rockland Utilities, Series A, AMBAC Insured,
    Weekly VRDN and Put, 3.55%, 8/01/15 .......................................................   1,350,000    1,350,000
     Rochester Gas & Electric Corp., Series C, MBIA Insured,
    Weekly VRDN and Put, 3.55%, 8/01/32 .......................................................   1,500,000    1,500,000
     New York State Environmental Facility Corp., TECP, 3.70%, 2/20/98 ........................   1,000,000    1,000,000
     New York State Environmental Quality, TECP, 3.75%, 2/12/98 ...............................   2,000,000    2,000,000
   a New York State HFA, Normandie Court I Project, Weekly VRDN and Put, 3.50%, 5/15/15 .......   2,100,000    2,100,000
   a New York State Local Government Assistance Corp., Series G,
      Weekly VRDN and Put, 3.55%, 4/01/25 .....................................................  $2,100,000  $ 2,100,000
     New York State Medical Care Facilities, Finance Agency Revenue,
     Mental Health Services Facilities, 7.70%, 2/15/98 ........................................     635,000      650,638
   a Pooled Equipment Loan Program II, Series A, Weekly VRDN and Put, 3.65%, 11/01/03 .........   2,130,000    2,130,000
     New York State, TECP, 3.75%, 1/20/98 .....................................................   2,000,000    2,000,000
     New York State Tollway Authority, General Revenue, Series C,
      FGIC Insured, 5.00%, 1/01/98 ............................................................   1,000,000    1,000,000
   a Niagara County IDA, IDR, Pyron Corp. Project, Weekly VRDN and Put, 3.75%, 11/01/04 .......     760,000      760,000
     North Country Development Authority, Solid Waste Management
    System Revenue, FSA Insured, 4.25%, 5/15/98 ...............................................     330,000      330,355
     Puerto Rico Commonwealth, TRAN, 4.50%, 7/30/98 ...........................................   2,000,000    2,008,453
     Suffolk County, TAN, 4.25%
     9/10/98 ..................................................................................   1,000,000    1,002,859
   b Series RA-1, 8/13/98 .....................................................................   2,000,000    2,007,320
   a Suffolk County Water Authority BAN, Weekly VRDN and put, 3.60%, 2/8/01....................   1,500,000    1,500,000
   a Suffolk IDA, IDR, Refunding, Phototronics Corp. Facility,
    Daily VRDN and Weekly Put, 4.95%, 1/01/98 .................................................     595,000      595,000
   a Syracuse IDA, Civic Facilities Revenue, Multi-Modal,
    Syracuse University Project, Daily VRDN and Put, 4.75%, 3/01/23 ...........................     400,000      400,000
   a Triborough Bridge and Tunnel Authority, Special Obligation,
 FGIC Insured, Weekly VRDN and Put, 3.55%, 1/01/24 ............................................   2,500,000    2,500,000
                                                                                                           -------------
     Total Investments (Cost $66,341,894) 104.1% ..............................................               66,341,894
     Other Assets, less Liabilities (4.1%) ....................................................               (2,622,129)
                                                                                                           -------------
     Net Assets 100.0% ........................................................................              $63,719,765
                                                                                                           =============

See glossary of terms on page 40.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights



Franklin New York Insured Tax-Free Income Fund




                                                                               Class I
                                                                       Year Ended December 31,
                                                             1997      1996      1995      1994       1993
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $11.29   $ 11.41   $ 10.16   $ 11.68   $ 10.80
Income from investment operations:
 Net investment income                                           .58       .59       .59       .59       .60
 Net realized and unrealized gains (losses)                      .38      (.12)     1.25     (1.52)      .88
Total from investment operations                                 .96       .47      1.84      (.93)     1.48
Less distributions from:
 Net investment income                                          (.59)     (.59)     (.59)     (.59)     (.60)
Net asset value, end of year                                  $11.66    $11.29    $11.41    $10.16    $11.68

Total return*                                                   8.77%     4.30%    18.46%    (8.19%)   13.79%

Ratios/supplemental data
Net assets, end of year (000's)                          $260,990  $261,068  $256,171  $225,061  $263,647
Ratios to average net assets:
 Expenses                                                        .71%      .65%      .65%      .56%      .50%
 Expenses excluding waiver and payments by affiliate             .71%      .70%      .73%      .71%      .65%
 Net investment income                                          5.09%     5.25%     5.38%     5.48%     5.28%
Portfolio turnover rate                                        26.85%    15.09%    22.99%    25.66%     5.38%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.


                                                                           Class II
                                                                                 Year Ended December 31,
                                                                                 1997     19962    19951,2
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                                                $11.37    $11.46   $10.85
Income from investment operations:
 Net investment income                                                               .52        .533    .36
 Net realized and unrealized gains (losses)                                          .38      (.10)     .59
Total from investment operations                                                     .90       .43      .95
Less distributions from:
 Net investment income                                                              (.52)     (.52)    (.34)
Net asset value, end of year                                                      $11.75    $11.37   $11.46

Total return*                                                                       8.17%     3.87%    8.92%

Ratios/supplemental data
Net assets, end of year (000's)                                                $5,601    $4,137     $696
Ratios to average net assets:
 Expenses                                                                           1.27%     1.22%    1.23%**
 Expenses excluding waiver and payments by affiliate                                1.27%     1.27%    1.30%**
 Net investment income                                                              4.63%     4.69%    4.74%**
Portfolio turnover rate                                                            26.85%    15.09%   22.99%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.
**Annualized
1For the period May 1, 1995 (effective date) to December 31, 1995.
2Ratio has been calculated using average daily net assets during the period.
3Ratio has been calculated using average daily outstanding shares during the period.


                                            See notes to financial statements.



FRANKLIN NEW YORK TAX-FREE TRUST
Statement of Investments, December 31, 1997

                                                                                                PRINCIPAL
  Franklin New York Insured Tax-Free Income Fund                                                  AMOUNT        VALUE

   a,dLong Term Investments 97.8%

     Albany County GO, FGIC Insured, 5.85%, 6/01/12 ........................................... $ 1,000,000  $ 1,074,870
     Albany Municipal Water Finance Authority, Water and Sewer System Revenue,
    Refunding, Series A, FGIC Insured,
     5.95%, 12/01/12 ..........................................................................   2,505,000    2,683,932
     5.50%, 12/01/22 ..........................................................................   8,990,000    9,238,663
     Amsterdam HDC, Mortgage Revenue, Refunding, MBIA Insured, 6.25%, 1/01/25 .................   2,535,000    2,643,929
     Battery Park City Authority, Series A, AMBAC Insured, 5.5%, 11/01/26 .....................   1,000,000    1,032,860
     Brookhaven GO, Series B, MBIA Insured, 7.00%, 5/01/09 ....................................     200,000      243,950
     Broome County COP, Public Safety Facilities, MBIA Insured, 5.25%, 4/01/22 ................   2,000,000    1,997,100
     Buffalo and Fort Erie Public Bridge Authority, Toll Bridge System Revenue,
    MBIA Insured, 5.75%, 1/01/25 ..............................................................   4,000,000    4,184,080
     Buffalo GO, AMBAC Insured, Series E, 6.70%,
     12/01/17..................................................................................     360,000      409,975
     12/01/18..................................................................................     385,000      437,221
     12/01/19..................................................................................     410,000      465,612
     Buffalo Municipal Water Finance Authority, Water System Revenue,
     FGIC Insured, 6.10%, 7/01/26 .............................................................   1,350,000    1,469,421
     FSA Insured, 5.75%, 7/01/19 ..............................................................   2,500,000    2,603,200
     Central Square School District, FGIC Insured, 6.50%, 6/15/09 .............................     900,000    1,049,895
     Dutchess County IDA, Civic Facilities Revenue, Bard College Project, AMBAC Insured,
     5.50%, 6/01/17 ...........................................................................   2,315,000    2,410,447
     5.375%, 6/01/27 ..........................................................................   2,000,000    2,024,560
     Erie County GO, Series B, FGIC Insured, 5.625%, 6/15/20 ..................................   1,000,000    1,041,960
     Hempstead Town IDA, Civic Facilities Revenue, Hofstra University Project,
      MBIA Insured, 5.80%, 7/01/15 ............................................................   1,340,000    1,434,550
     Monroe County IDA Revenue, Civic Facilities, Nazareth College,
      MBIA Insured, 6.00%, 6/01/20 ............................................................   2,000,000    2,150,020
     Mount Sinai Union Free School District, Refunding, AMBAC Insured, 6.20%, 2/15/13 .........   1,055,000    1,216,056
     Nassau County IDA, Civic Facilities Revenue, Hofstra University Project,
      AMBAC Insured, 6.75%, 8/01/11 ...........................................................   1,150,000    1,261,217
     New Rochelle GO, Series C, MBIA Insured, 6.25%,
     3/15/22...................................................................................     390,000      422,698
     3/15/23...................................................................................     530,000      574,435
     3/15/24...................................................................................     555,000      601,531
     New York City Municipal Water Finance Authority, Water and Sewer Systems Revenue,
     Pre-refunded, Series C, AMBAC Insured, 6.20%, 6/15/21 ....................................  20,000,000   21,854,198
     Series A, FGIC Insured, 6.75%, 6/15/16 ...................................................     505,000      546,844
     New York City Trust, Cultural Resource Revenue,
     American Museum of National History, Series A, MBIA Insured, 5.65%, 4/01/27 ..............   5,620,000    5,901,393
     New York Botanical Garden, MBIA Insured, 5.75%, 7/01/16 ..................................   3,000,000    3,163,650
     New York State Dormitory Authority Revenues,
     Associated Children's, Inc., MBIA Insured, 7.60%, 7/01/18 ................................     140,000      145,250
     Brooklyn Law School, FSA Insured, 6.40%, 7/01/11 .........................................   2,460,000    2,653,012
     Children's Home, Series B, AMBAC Insured, 5.25%, 7/01/17 .................................   1,000,000    1,003,410
     Comsewogue Public Library, MBIA Insured, 6.05%, 7/01/24 ..................................   2,445,000    2,643,827
     Hamilton College, MBIA Insured, 6.50%, 7/01/21 ...........................................   1,000,000    1,084,360
     Hartwick College, MBIA Insured, 6.25%, 7/01/12 ...........................................   1,000,000    1,079,530
     Ithaca College, AMBAC Insured, 5.25%, 7/01/17 ............................................   1,000,000    1,003,410
     Judicial Lease Facilities, Series B, Suffolk County, MBIA Insured, 7.00%, 4/15/16 ........   2,780,000    3,060,530
     Leake and Watts Services, Inc., MBIA Insured, 6.00%, 7/01/23 .............................   1,890,000    2,027,479
     Maimonides Medical Center, Series A, MBIA Insured, 5.75%, 8/01/24 ........................   1,500,000    1,577,175
     New York Public Library, Series A, MBIA Insured, 5.875%, 7/01/22 .........................   1,000,000    1,042,890
     New York University, FGIC Insured, 6.25%, 7/01/09 ........................................   1,000,000    1,074,680
     New York State Dormitory Authority Revenues, (cont.)
     Oceanside Library, AMBAC Insured, 6.00%, 7/01/25 ......................................... $ 1,195,000  $ 1,282,510
     Refunding, Ithaca College, MBIA Insured, 6.25%, 7/01/21 ..................................   1,500,000    1,593,975
     Refunding, Marist College, MBIA Insured, 6.00%, 7/01/22 ..................................   1,000,000    1,058,660
     Refunding, Mount Sinai School of Medicine, MBIA Insured, 6.75%, 7/01/15 ..................   2,500,000    2,727,500
     Refunding, Pace University, MBIA Insured, 5.75%, 7/01/26 .................................   4,500,000    4,780,035
     Refunding, Rochester Institute of Technology, MBIA Insured, 5.25%, 7/01/22 ...............   1,000,000      998,620
     Refunding, Siena College, MBIA Insured, 5.70%, 7/01/17 ...................................   2,000,000    2,117,600
     Refunding, Wildwood Programs, Inc., MBIA Insured, 5.875%, 7/01/15 ........................   1,000,000    1,074,950
     Rochester University, MBIA Insured, 6.50%, 7/01/09 .......................................   1,220,000    1,256,893
     Rosalind & Joseph Nursing Home, AMBAC Insured, 5.60%, 2/01/27 ............................   4,000,000    4,167,400
     St. John's University, AMBAC Insured, 6.875%, 7/01/11 ....................................   1,000,000    1,097,040
     St. John's University, MBIA Insured, 5.70%, 7/01/26 ......................................   5,000,000    5,245,400
     St. Vincent's Hospital and Medical Center, AMBAC Insured, 6.00%, 8/01/28 .................   5,000,000    5,345,000
     University of Rochester, Strong Health Facilities, MBIA Insured, 5.90%, 7/01/17 ..........   2,355,000    2,501,764
     New York State Energy Research and Development Authority,
      Electric Facilities Revenue, Consolidated Edison Co.
      of New York, Inc. Project,
     Refunding, Series A, AMBAC Insured, 6.10%, 8/15/20 .......................................   5,000,000    5,430,000
     Series A, MBIA Insured, 6.75%, 1/15/27 ...................................................   4,950,000    5,312,142
     Series C, MBIA Insured, 7.25%, 11/01/24 ..................................................     210,000      217,602
     New York State Energy Research and Development Authority,
      Gas Facilities Revenue, Brooklyn Union Gas, Series A,
      MBIA Insured, 6.75%, 2/01/24.............................................................   2,240,000    2,467,203
     New York State Energy Research and Development Authority, PCR, Refunding,
     Niagara Mohawk Power Corp., Series A, FGIC Insured, 6.625%, 10/01/13 .....................   1,500,000    1,639,185
     Niagara Mohawk Power Corp., Series A, FGIC Insured, 7.20%, 7/01/29 .......................   5,000,000    5,811,650
     Rochester Gas and Electric Project, Series A, MBIA Insured, 6.35%, 5/15/32 ...............   1,150,000    1,243,645
     Rochester Gas and Electric Project, Series B, MBIA Insured, 6.50%, 5/15/32 ...............   1,000,000    1,091,420
     New York State Environmental Facilities Corp., Water Facilities Revenue,
      Refunding, Spring Valley Water Co., Inc. Project,
      AMBAC Insured, 8/01/24,
     Series A, 6.30%...........................................................................   2,000,000    2,167,020
     Series B, 6.15%...........................................................................   3,000,000    3,225,660
     New York State Medical Care Facilities, Finance Agency Revenue,
     Long-Term Health Care, Series A, FSA Insured, 6.80%, 11/01/14 ............................   6,735,000    7,453,086
     Long-Term Health Care, Series B, FSAInsured, 6.45%, 11/01/14 .............................   5,355,000    5,868,652
     Long-Term Health Care, Series C, FSAInsured, 6.40%, 11/01/14 .............................   4,245,000    4,643,903
     Our Lady of Victory Hospital, Series A, AMBAC Insured, 6.625%, 11/01/16 ..................   1,000,000    1,096,890
     Refunding, Hospital and Nursing Home Mortgage, Series C, MBIA Insured, 6.25%, 8/15/12.....   1,000,000    1,092,270
     Refunding, St. Mary's Hospital Project, Series A, AMBAC Insured, 6.20%, 11/01/14..........   1,495,000    1,652,483
     Sisters of Charity Hospital, Series A, AMBAC Insured, 6.60%, 11/01/10 ....................     700,000      767,732
     Sisters of Charity Hospital, Series A, AMBAC Insured, 6.625%, 11/01/18 ...................   1,500,000    1,645,335
     New York State Power Authority Revenue and General Purpose,
     Refunding, Series Z, FGIC Insured, 6.50%,1/01/19 .........................................   2,000,000    2,184,860
     Series AA, MBIA Insured, 6.25%, 1/01/23 ..................................................   3,000,000    3,205,740
     Series Y, AMBAC Insured, 6.50%, 1/01/11 ..................................................   3,255,000    3,497,660
     New York State Tollway Authority, General Revenue,
      Series C, FGIC Insured, 6.00%, 1/01/25 ..................................................  13,975,000   14,976,449
     Niagara County GO, Public Improvement, MBIA Insured, 6.00%,
     7/15/18...................................................................................     500,000      537,680
     7/15/19...................................................................................     510,000      548,434
     Niagara County GO, Public Improvement, MBIA Insured, 6.00%, (cont.)
     7/15/20...................................................................................   $ 610,000    $ 655,970
     7/15/21...................................................................................     645,000      693,607
     Niagara Falls Bridge Commission Toll Revenue, Refunding, Series B,
      FGIC Insured, 5.25%, 10/01/21............................................................  10,000,000    9,985,600
     Niagara Falls Public Improvement, MBIA Insured,
     6.85%, 3/01/19 ...........................................................................   1,000,000    1,143,110
     6.90%, 3/01/20 ...........................................................................     500,000      571,435
     6.90%, 3/01/21 ...........................................................................     500,000      571,435
     Niagara Falls Water Treatment Plant, MBIA Insured, 7.00%, 11/01/12 .......................   1,200,000    1,365,480
     Niagara Frontier Transportation Authority, Airport Revenue,
      Greater Buffalo International Airport, AMBAC Insured, 4/01/24,
     Series A, 6.25%...........................................................................   1,000,000    1,080,300
     Series C, 6.00%...........................................................................   1,440,000    1,550,232
     North Hempstead GO, Refunding, FGIC Insured, Series B, 6.40%,
     4/01/16...................................................................................   1,065,000    1,246,646
     4/01/15...................................................................................   1,000,000    1,170,090
     Phelps-Clifton GO, Springs Central School District, AMBAC Insured, 5.65%, 6/15/13 ........   1,355,000    1,434,959
     Port Authority of New York and New Jersey, 6.50%,
     Consolidated 71st Series, AMBAC Insured,1/15/26 ..........................................   1,000,000    1,069,970
     Consolidated 71st Series, MBIA Insured,1/15/26 ...........................................   1,600,000    1,711,952
     Consolidated 76th Series, AMBAC Insured,11/01/26 .........................................   4,230,000    4,563,832
     Puerto Rico Electric Power Authority, Power Revenue, Series R,
      FSA Insured, 6.25%, 7/01/17..............................................................   2,000,000    2,156,840
     Rensselear County GO, AMBAC Insured, 6.70%, 2/15/11 ......................................     810,000      964,508
     Suffolk County GO, Public Improvement, FGIC Insured, Refunding, Series B, 6.20%,
     5/01/11...................................................................................     500,000      537,560
     5/01/13...................................................................................     500,000      536,540
     Suffolk County Water Authority, Waterworks Revenue, AMBAC Insured,
      Pre-Refunded, 7.10%, 6/01/10.............................................................   1,000,000    1,061,450
     Triborough Bridge and Tunnel Authority Revenue,
     General Purpose, Series P, FGIC Insured, 5.50%, 1/01/19 ..................................   1,435,000    1,441,113
     General Purpose, Series X, AMBAC Insured, 6.50%, 1/01/19 .................................   4,475,000    4,887,013
     General Purpose, Series X, MBIA Insured, 6.50%, 1/01/19 ..................................   2,750,000    3,003,193
     Refunding, General Purpose, Series Q, AMBAC Insured, 6.00%, 1/01/13 ......................   1,500,000    1,533,405
     Series B, General Purpose, MBIA Insured, 5.2%, 1/01/27 ...................................   9,110,000    9,125,032
     Series T, MBIA Insured, Pre-Refunded, 7.00%, 1/01/20 .....................................   1,100,000    1,209,912
                                                                                                           -------------
     Total Long Term Investments (Cost $242,085,907) ..........................................              260,829,052
                                                                                                           -------------
   a Short Term Investments .7%
     New York City Municipal Water Finance Authority, Water and
      Sewer Systems Revenue, FGIC Insured, Daily VRDN and Put,
     Series G, 5.00%, 6/15/24 .................................................................     700,000      700,000
     Series 93-C, 5.10%, 6/15/22 ..............................................................     200,000      200,000
     New York City Sub Series A, 5.10%,Daily VRDN and Put, 8/01/15 ............................     800,000      800,000
                                                                                                           -------------
     Total Short Term Investments (Cost $1,700,000) ...........................................                1,700,000
                                                                                                           -------------
     Total Investments (Cost $243,785,907) 98.5% ..............................................              262,529,052
     Other Assets, less Liabilities 1.5% ......................................................                4,062,310
                                                                                                           -------------
     Net Assets 100.0% ........................................................................             $266,591,362
                                                                                                           =============

See glossary of terms on page 40.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

See notes to financial statements.

FRANKLIN NEW YORK TAX-FREE TRUST
Financial Highlights

Franklin New York Intermediate-Term Tax-Free Income Fund




                                                                       Year Ended December 31,
                                                             1997      1996      1995      1994       1993
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year                            $10.28    $10.40     $9.60    $10.68    $10.21
Income from investment operations:
 Net investment income                                           .54       .56       .55       .55       .48
 Net realized and unrealized gains (losses)                      .35      (.12)      .80     (1.10)      .54
Total from investment operations                                 .89       .44      1.35      (.55)     1.02
Less distributions from:
 Net investment income                                          (.55)     (.56)     (.55)     (.53)     (.55)
Net asset value, end of year                                  $10.62    $10.28    $10.40     $9.60    $10.68

Total return*                                                   8.89%     4.38%    14.31%    (5.42%)   10.18%

Ratios/supplemental data
Net assets, end of year (000's)                           $58,916   $44,822   $43,229   $35,166   $31,162
Ratios to average net assets:
 Expenses                                                        .45%      .37%      .33%      .05%    --
 Expenses excluding waiver and payments by affiliate             .82%      .83%      .83%      .80%      .73%
 Net investment income                                          5.26%     5.47%     5.51%     5.57%     4.96%
Portfolio turnover rate                                         6.87%    24.67%    24.68%   188.38%    30.95%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

                                            See notes to financial statements.



FRANKLIN NEW YORK TAX-FREE TRUST
Statement of Investments, December 31, 1997


                                                                                                PRINCIPAL
  Franklin New York Intermediate-Term Tax-Free Income Fund                                        AMOUNT       VALUE
   a,d Long Term Investments 93.2%
     Cortland County New York IDA, Civic Facility Revenue,

      Cortland Memorial Hospital, Inc. Project, 6.15%, 7/01/02 ................................   $ 100,000    $ 103,999
     Franklin County IDA, Lease Revenue, County Correctional Facility Project, 6.375%, 11/01/02      55,000       58,610
     Guam Airport Authority Revenue, Refunding, Series A, 6.00%, 10/01/03 .....................     260,000      275,995
     Guam Power Authority Revenue, Series A, 6.00%, 10/01/04 ..................................   1,300,000    1,384,149
     Housing New York Corporate Revenue, Refunding, 5.50%, 11/01/10 ...........................   2,000,000    2,054,780
     Metropolitan Transportation Authority, New York Service Contract, Transportation Facilities,
      Series O, 5.75%, 7/01/07 ................................................................     500,000      537,825
     New York City, GO,
     Refunding, Series A, 6.375%, 8/01/05 .....................................................   5,200,000    5,630,664
     Refunding, Series B, 6.20%, 8/15/06 ......................................................   1,000,000    1,104,010
     Refunding, Series F, 6.00%, 8/01/12 ......................................................     700,000      746,557
     Series A, 5.25%, 8/01/10 .................................................................     600,000      604,632
     Series D, 5.40%, 8/01/11 .................................................................   4,250,000    4,300,873
     Series G, 5.75%, 10/15/10 ................................................................   1,000,000    1,057,150
     Series H, 7.00%, 2/01/06 .................................................................     340,000      374,592
     Series H, Pre-Refunded,7.00%, 2/01/06 ....................................................   1,160,000    1,292,669
     New York City IDA, Civic Facility Revenue,
     New York Blood Center, Inc. Project, ETM, 6.80%, 5/01/02 .................................     260,000      276,089
     USTA National Tennis Center Project, FSA Insured, 6.00%, 11/15/03 ........................   1,875,000    2,051,588
     USTA National Tennis Center Project, FSA Insured, 6.10%, 11/15/04 ........................   1,675,000    1,855,465
     New York State COP, Commissioner of General Services,
      Executive Department, 6.50%, 3/01/00 ....................................................   4,010,000    4,201,879
     New York State Dormitory Authority Revenue,
     Department of Health, 6.25%, 7/01/04 .....................................................     690,000      757,268
     Department of Health, 6.30%, 7/01/05 .....................................................     735,000      813,373
     Refunding, City University, Series U, 6.25%, 7/01/02 .....................................     100,000      107,667
     Refunding, City University, Series U, 6.35%, 7/01/04 .....................................   1,720,000    1,897,263
     Refunding, Nyack Hospital, 6.00%, 7/01/06 ................................................   2,000,000    2,129,800
     Refunding, State University Educational Facilities, Series A, 5.25%, 5/15/15 .............   2,000,000    2,062,120
   b State Service Contract, Albany County, 5.25%, 4/01/12 ....................................     500,000      497,480
     W.K. Nursing Home Corp., FHA Insured, 5.55%, 8/01/08 .....................................     300,000      322,332
     New York State HFA Revenue, Refunding, Health Facilities, Series A, 6.00%, 11/01/08 ......   3,045,000    3,247,980
     New York State Medical Care Facilities, Finance Agency Revenue,
     5.70%, 2/15/05 ...........................................................................   1,500,000    1,630,230
     Refunding,Huntington Hospital Mortgage Project, Series A, 5.90%, 11/01/04 ................     475,000      503,063
     New York State Tollway Authority,
     General Revenue, Series A, 5.80%, 1/01/06 ................................................   1,900,000    2,024,602
     Service Contract Revenue, Refunding, Local Highway & Bridge, 5.25%, 4/01/10 ..............     550,000      559,768
     New York State Urban Development Corp. Revenue,
     Refunding, Correctional Facilities, 5.75%, 1/01/13 .......................................     500,000      515,340
     Youth Facilities, 5.75%, 4/01/10 .........................................................     400,000      423,396
     Youth Facilities, 5.875%, 4/01/10 ........................................................   1,500,000    1,589,175
     Northern Mariana Islands Commonwealth Ports Authority, Seaport Revenue, Series A,
     5.85%, 10/01/03 ..........................................................................     410,000      422,214
     5.95%, 10/01/04 ..........................................................................     430,000      444,633
     6.05%, 10/01/05 ..........................................................................     460,000      477,480
     6.15%, 10/01/06 ..........................................................................     485,000      505,220
     Oneida-Herkimer New York Solid Waste Management Authority,
      Solid Waste Systems Revenue, Refunding, 6.65%, 4/01/05 ..................................     125,000      134,754
     Puerto Rico Commonwealth, GO, 6.00%, 7/01/05 .............................................   1,000,000    1,105,510
     Puerto Rico Electric Power Authority Revenue, Series T, 6.00%, 7/01/04 ...................  $1,500,000  $ 1,632,375
     Puerto Rico Industrial, Tourist, Educational, Medical,
      and Environmental Control Facilities Financing Authority,
      Hospital Revenue, Mennonite General Hospital Project, Series A, 6.375%, 7/01/06 .........   2,000,000    2,159,560
     Puerto Rico Municipal Finance Agency, Series A,
     5.875%, 7/01/06 ..........................................................................     300,000      320,235
     FSA Insured, 5.60%, 7/01/05 ..............................................................     300,000      324,333
     United Nations Development Corp. New York Revenue,
      ETM, Refunding, Series A, 5.70%, 7/01/02 ................................................     350,000      371,259
                                                                                                           -------------
     Total Long Term Investments (Cost $51,291,043)............................................               54,889,956
                                                                                                           -------------
   a Short Term Investments 5.6%
     New York City Municipal Water Finance Authority,
      Water and Sewer Systems Revenue, FGIC Insured,
     Series C, Daily VRDN and Put, 5.10%, 6/15/23 .............................................   2,000,000    2,000,000
     Series C-93, Daily VRDN and Put, 5.10%, 6/15/22 ..........................................     400,000      400,000
     Series G, Daily VRDN and Put, 5.00%, 6/15/24 .............................................     200,000      200,000
     New York State Energy Research and Development Authority PCR,
     Refunding, New York Electric & Gas, Daily VRDN and Put, 5.00%, 2/01/29 ...................     700,000      700,000
                                                                                                           -------------
     Total Short Term Investments (Cost $3,300,000) ...........................................                3,300,000
                                                                                                           -------------
     Total Investments (Cost $54,591,043) 98.8% ...............................................               58,189,956
     Other Assets, less Liabilities 1.2%.......................................................                  726,246
                                                                                                           -------------
     Net Assets 100.0% ........................................................................              $58,916,202
                                                                                                           =============

See glossary of terms on page 40.

aVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.
bSufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.



See notes to financial statements.



FRANKLIN NEW YORK TAX-FREE TRUST
Statement of Investments, December 31, 1997 (cont.)


Glossary of Terms



AMBAC  -  American Municipal Bond Assurance Corp.
BAN    -  Bond Anticipation Notes
COP    -  Certificate of Participation
ETM    -  Escrow To Maturity
FGIC   -  Financial Guaranty Insurance Co.
FHA    -  Federal Housing Authority/Agency
FSA    -  Financial Security Assistance (some of the securities shown as FSA
          Insured were originally insured by Capital Guaranty Insurance Co.
          (CGIC) which was acquired by FSA in 1995 and no longer does business under this name).
GO     -  General Obligation



HDC    -  Housing Development Corp.
HFA    -  Housing Finance Authority/Agency
IDA    -  Industrial Development Authority/Agency
IDR    -  Industrial Development Revenue
MBIA   -  Municipal Bond Investors Assurance Corp.
PCR    -  Pollution Control Revenue
RAN    -  Revenue Anticipation Notes
TAN    -  Tax Anticipation Notes
TECP   -  Tax-Exempt Commercial Paper
TRAN   -  Tax and Revenue Anticipation Notes
USTA   -  United States Tennis Association



FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements

Statements of Assets and Liabilities
December 31, 1997



                                                          Franklin New York Franklin New York  Franklin New York
                                                             Tax-Exempt    Insured Tax-Free   Intermediate-Term
                                                             Money Fund      Income Fund     Tax-Free Income Fund
Assets:
 Investments in securities:

  Cost ..................................................    $66,341,894   $243,785,907       $54,591,043
  Value .................................................     66,341,894    262,529,052        58,189,956
 Cash ...................................................        129,073         13,862           173,955
 Receivables:
  Investment securities sold ............................             --         20,000                --
  Capital shares sold ...................................         40,840         34,803           283,925
  Interest...............................................        381,864      4,971,596         1,020,645
      Total assets ......................................     66,893,671    267,569,313        59,668,481
Liabilities:
 Payables:
  Investment securities purchased .......................      2,007,320             --           497,567
  Capital shares redeemed ...............................        943,327          5,464                --
  Affiliates ............................................         73,194        173,484            53,511
  Shareholders ..........................................        135,928        470,231           117,134
 Distributions to shareholders ..........................          5,718        297,954            75,672
 Other liabilities ......................................          8,419         30,818             8,395
Total liabilities .......................................      3,173,906        977,951           752,279
 Net assets, at value ...................................    $63,719,765   $266,591,362       $58,916,202
Net assets consist of:
 Undistributed net investment income ....................            $--            $--         $ 176,903
 Accumulated distributions in
 excess of net investment income .......................--         (943)             --
 Net unrealized appreciation ............................             --     18,743,145         3,598,913
 Accumulated net realized loss ..........................             --       (502,730)       (2,821,626)
 Capital shares .........................................     63,719,765    248,351,890        57,962,012
 Net assets, at value ...................................    $63,719,765   $266,591,362       $58,916,202
Class I Shares:
 Net assets, at value ...................................    $63,719,765   $260,990,199       $58,916,202
 Shares outstanding .....................................     63,719,765     22,389,356         5,547,273
 Net asset value per share* .............................          $1.00         $11.66           $10.62
 Maximum offering price per share
  (net asset value per share O 100%, 95.75%,
 97.75%, respectively) ..................................          $1.00         $12.18           $10.86



Redemption price is equal to net asset value less any applicable contingent deferred sales charge

See notes to financial statements.


FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

Statements of Assets and Liabilities (cont.)
December 31, 1997





                                                               Franklin New York Franklin New York Franklin New York
                                                                  Tax-Exempt   Insured Tax-Free    Intermediate-Term
                                                                  Money Fund    Income Fund       Tax-Free Income Fund
Class II Shares:
 Net assets, at value ...................................             --        $5,601,163                --
 Shares outstanding .....................................             --           476,869                --
 Net asset value per share* .............................             --            $11.75                --
 Maximum offering price per share
  (net asset value per share O 99%) .....................             --            $11.87                --

*Redemption price is equal to net asset value less any applicable contingent deferred sales charge.



                                            See notes to financial statements.



FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

Statements of Operations
December 31, 1997



                                                          Franklin New YorkFranklin New YorkFranklin New York
                                                             Tax-Exempt  Insured Tax-Free Intermediate-Term
                                                             Money Fund     Income Fund Tax-Free Income Fund
Investment income:
  Interest ..............................................     $2,226,010    $15,261,210        $2,869,830
Expenses:
  Management fees (Note 3) .............................         389,114      1,433,123           317,251
  Distribution fees (Note 3)
   Class I ..............................................             --        227,163            49,646
   Class II .............................................             --         30,488                --
  Transfer agent fees (Note 3) ..........................         63,278         90,581            19,974
  Custodian fees ........................................            620          2,676               522
  Reports to shareholders ...............................         34,439         41,233             9,175
  Registration and filing fees ..........................          5,790         18,352             4,150
  Professional fees .....................................          5,618         25,112             4,829
  Trustees' fees and expenses ...........................          1,076          4,675               862
  Other .................................................          2,147         30,344             4,318
Total expenses ..........................................        502,082      1,903,747           410,727
 Expenses waived/paid by affiliate (Note 3) .............      (127,318)             --          (184,378)
        Net expenses ....................................        374,764      1,903,747           226,349
         Net investment income ..........................      1,851,246     13,357,463         2,643,481
Realized and unrealized gains:
  Net realized gain from investments ....................             --      2,443,437           237,610
  Net unrealized appreciation on investments ............             --      6,182,799         1,496,404
Net realized and unrealized gain ........................             --      8,626,236         1,734,014
Net increase in net assets resulting from operations ....     $1,851,246    $21,983,699        $4,377,495


                                            See notes to financial statements.



FRANKLIN NEW YORK TAX-FREE TRUST
Financial Statements (continued)

Statements of Changes in Net Assets
for the years ended December 31, 1997 and 1996



                                                                                                           Franklin New York
                                                      Franklin New York     Franklin New York Insured      Intermediate-Term
                                                    Tax-Exempt Money Fund     Tax-Free Income Fund       Tax-Free Income Fund
                                                    1997        1996             1997       1996           1997        1996
Increase (decrease) in net assets:
 Operations:

  Net investment income                     $ 1,851,246$ 1,699,872     $ 13,357,463$ 13,572,845   $ 2,643,481  $ 2,434,687
  Net realized gain (loss)
   from investments                                 --          --        2,443,437    879,382        237,610     (261,595)
  Net unrealized
   appreciation (depreciation)
   on investments                                   --          --        6,182,799 (3,487,660)     1,496,404     (297,789)
     Net increase in net
      assets resulting
      from operations                        1,851,246   1,699,872       21,983,699 10,964,567      4,377,495    1,875,303
 Distributions to
  shareholders from:
   Net investment income:
    Class I                                 (1,851,246) (1,699,872)     (13,364,273)(13,462,392)   (2,646,832)  (2,429,089)
    Class II                                        --          --         (214,741)  (122,614)            --           --
  In excess of net
   investment income:
    Class I                                         --          --             (943)        --             --           --
 Total distributions
  to shareholders                           (1,851,246) (1,699,872)     (13,579,957)(13,585,006)   (2,646,832)  (2,429,089)
 Capital share
  transactions: (Note 2)
   Class I                                   4,542,185  (1,901,098)      (8,309,946) 7,560,213     12,363,508    2,146,745
   Class II                                         --                    1,292,535  3,398,269             --
 Total capital
  share transactions                         4,542,185  (1,901,098)      (7,017,411) 10,958,482    12,363,508    2,146,745
   Net increase (decrease)
    in net assets                            4,542,185  (1,901,098)       1,386,331  8,338,043     14,094,171    1,592,959
Net assets:
 Beginning of year                           59,177,580 61,078,678      265,205,031 256,866,988    44,822,031   43,229,072
 End of year                                $63,719,765 $59,177,580    $266,591,362 $265,205,031  $58,916,202  $44,822,031
Undistributed net
 investment income (accumu-
 lated distributions in excess of
 net investment income)
 included in net assets:
  End of year                                      $--         $--           $ (943) $ 221,551      $ 176,903    $ 180,254

                                            See notes to financial statements.



FRANKLIN NEW YORK TAX-FREE TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin New York Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-ended, non-diversified investment company, consisting of three series (the Funds). The Funds' investment policies are to provide tax-free income. The Franklin New York Tax-Exempt Money Fund (Money
Fund) also seeks liquidity in it's investments.

The following summarizes the Funds' significant accounting policies.

a. Security Valuation:

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Franklin New York Insured Tax-Free Income Fund (Insured Fund) and the Franklin New York Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund) may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The securities in the Money Fund are valued at amortized cost, which approximates value.

b. Income Taxes:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.

c. Security Transactions, Investment Income, Expenses and Distributions:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income and capital gains or losses for the Money Fund are normally declared daily. Such distributions are reinvested in additional shares of the Funds. Distributions to shareholders for the Insured Fund and Intermediate-Term Fund are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income for the Insured Fund, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. Insurance:

The scheduled payments of interest and principal for each long-term municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, a secondary insurance policy, or by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

e. Accounting Estimates:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.


2. CAPITAL STOCK

The Insured Fund offers two classes of shares: Class I and Class II. The shares have the same rights except for their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

At December 31, 1997 there were an unlimited number of shares authorized (no par value). Transactions in the Funds' shares ($1.00 per share for the Money Fund) were as follows:


                                     Franklin New York     Franklin New York           Franklin New York
                                        Tax-Exempt         Insured Tax-Free           Intermediate-Term
                                        Money Fund            Income Fund            Tax-Free Income Fund
                                          Amount          Shares      Amount          Shares      Amount
Class I Shares:
Year Ended December 31, 1997
Shares sold                          $ 52,257,638      2,143,970  $24,240,358      2,234,707 $ 23,236,717
Shares issued in
 reinvestment of distributions          1,850,557        666,814    7,568,139        154,882    1,611,794
Shares redeemed                       (49,566,010)    (3,542,992) (40,118,443)    (1,202,679) (12,485,003)
 Net increase (decrease)             $  4,542,185       (732,208)$ (8,309,946)     1,186,910 $ 12,363,508
Year Ended December 31, 1996
Shares sold                          $ 52,382,787      3,298,042  $36,886,603      1,539,727  $15,773,201
Shares issued in
 reinvestment of distributions          1,700,710        692,279    7,733,995        138,865    1,415,872
Shares redeemed                       (55,984,595)    (3,323,568) (37,060,385)    (1,473,947) (15,042,328)
 Net increase (decrease)             $ (1,901,098)       666,753  $ 7,560,213        204,645  $ 2,146,745
Class II Shares:
Year Ended December 31, 1997
Shares sold                                              197,439  $ 2,247,696
Shares issued in
 reinvestment of distributions                            14,217      162,739
Shares redeemed                                          (98,680)  (1,117,900)
 Net increase                                            112,976  $ 1,292,535
Year Ended December 31, 1996
Shares sold                                              366,427  $ 4,098,519
Shares issued in
 reinvestment of distributions                             8,021       90,093
Shares redeemed                                          (71,226)    (790,343)
 Net increase                                            303,222  $ 3,398,269


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers or trustees of Franklin Advisers Inc. (Advisers), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Funds', investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Funds pay an investment management fee to Advisers based on the month-end net assets of the Insured and Intermediate-Term Funds and on the average daily net assets of the Money Fund as follows:

   Annualized Fee Rate  Net Assets
           0.625%       First $100 million
           0.50%        Over $100 million, up to and including $250 million
           0.45%        In excess of $250 million

Advisers agreed in advance to waive management fees for the Money Fund and the Intermediate-Term Fund, as noted in the Statement of Operations.

Under an agreement with Advisers, FT Services provides administrative services and facilities for the Funds. The fee is paid by Advisers and computed monthly based on average daily net assets. It is not a separate expense of the Funds.

The Intermediate-Term Fund reimburses Distributors up to 0.10% per year of its average daily net assets and the Insured Fund reimburses Distributors up to 0.10% and 0.65% per year of its average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Funds shares, and received contingent deferred sales charges for the year as follows:

                     Franklin New YorkFranklin New York
                     Insured Tax-FreeIntermediate-Term
                        Income Fund Tax-Free Income Fund
      Net commissions
       paid                 $13,177           $20,965
      Contingent deferred
       sales charges                          $ 6,625$ --




4. INCOME TAXES

At December 31, 1997, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                 Franklin   Franklin
                                 New York   New York
                             Insured Tax-FreeIntermediate-
                                Income Fund Term Fund
      Capital loss carryovers
       expiring in:
        2002                .        $ --  $2,560,031
        2003                      502,730          --
        2004                           --     261,595
                                 $502,730 $2,821,626

At December 31, 1997, the net unrealized appreciation based on the cost of investments for income tax purposes was as follows:


                                                           Franklin New YorkFranklin New YorkFranklin New York
                                                           Insured Tax-FreeInsured Tax-FreeIntermediate-Term
                                                              Money Fund     Income Fund TaxfFree Money Fund
Investments at cost                                           $66,341,894   $243,785,907      $54,591,043
Unrealized appreciation                                                --   $ 18,743,145       $3,598,913
Unrealized depreciation                                                --             --               --
Net unrealized appreciation                                            --   $ 18,743,145      $ 3,598,913

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 1997, were as follows:

                                                           Franklin New YorkFranklin New YorkFranklin New York
                                                           Insured Tax-FreeInsured Tax-FreeIntermediate-Term
                                                              Money Fund     Income Fund TaxfFree Money Fund
Purchases                                                             $--    $69,679,089      $12,909,963
Sales                                                                 $--    $79,081,463      $ 3,352,166

6. CREDIT RISK

The Funds have investments in excess of 10% of their total net assets in the state of New York and U.S. territories and possessions. Such concentration may subject the Funds more significantly to economic changes occurring within that state and U.S. territories and possessions.




FRANKLIN NEW YORK TAX-FREE TRUST
Report of Independent Accountants


To the Shareholders and Board of Trustees

of Franklin New York Tax-Free Trust:

We have audited the accompanying statements of assets and liabilities of each of the three funds comprising the Franklin New York Tax-Free Trust (the Trust)including each Fund's statement of investments, as of December 31, 1997, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the three funds comprising Franklin New York Tax-Free Trust as of December 31, 1997, and the results of their operations, the changes in their net assets, and their financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.
San Francisco, California
February 3, 1998


Franklin New York Tax-Free Trust Annual Report December 31, 1997.

APPENDIX

DESCRIPTION OF GRAPHIC MATERIAL OMITTED FROM EDGAR FILING (PURSUANT TO ITEM 304
(a) OF REGULATION S-T)

GRAPHIC MATERIAL (1)

This chart shows in bar format the comparison between the Franklin New York Tax-Exempt Money Fund's seven-day annualized yield of 3.30%, the taxable equivalent yield for New York state residents of 5.87%, and the taxable equivalent yield for New York City residents of 6.09%.

GRAPHIC MATERIAL (2)

This chart shows in bar format the comparison between the Franklin New York Insured Tax-Free Income Fund's Class I distribution rate of 4.83%, the taxable equivalent rate for New York state residents of 8.58%, and the taxable equivalent rate for New York City residents of 8.91%.

GRAPHIC MATERIAL (3)

The following line graph hypothetically compares the performance of the Franklin New York Insured Tax-Free Income Fund Class I shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index, based on a $10,000 investment from 5/1/91 to 12/31/97.

               Franklin New York Insured         Lehman Brothers
                        Tax-Free               Municipal Bond Index    CPI
                  Income Fund-Class I
           -------------------------------------------------------------------
    5/1/91           9579                             10,000           10,000
   5/31/91           9588                             10,089           10,030
   6/30/91           9559                             10,079           10,059
   7/31/91           9722                             10,202           10,074
   8/31/91           9866                             10,337           10,103
   9/30/91           9976                             10,471           10,148
  10/31/91          10058                             10,565           10,163
  11/30/91          10043                             10,595           10,193
  12/31/91          10234                             10,823           10,200
   1/31/92          10307                             10,847           10,215
   2/29/92          10322                             10,851           10,252
   3/31/92          10347                             10,855           10,304
   4/30/92          10438                             10,952           10,318
   5/31/92          10590                             11,081           10,333
   6/30/92          10743                             11,267           10,370
   7/31/92          11149                             11,605           10,392
   8/31/92          10968                             11,491           10,421
   9/30/92          10981                             11,566           10,450
  10/31/92          10768                             11,453           10,487
  11/30/92          11058                             11,658           10,501
  12/31/92          11215                             11,777           10,494
   1/31/93          11362                             11,913           10,545
   2/28/93          11698                             12,344           10,582
   3/31/93          11700                             12,214           10,619
   4/30/93          11787                             12,337           10,649
   5/31/93          11828                             12,406           10,664
   6/30/93          12029                             12,613           10,679
   7/31/93          12060                             12,630           10,679
   8/31/93          12284                             12,892           10,709
   9/30/93          12531                             13,039           10,731
  10/31/93          12583                             13,064           10,775
  11/30/93          12496                             12,949           10,783
  12/31/93          12789                             13,222           10,783
   1/31/94          12920                             13,373           10,812
   2/28/94          12533                             13,027           10,849
   3/31/94          11912                             12,496           10,886
   4/30/94          12011                             12,603           10,901
   5/31/94          12155                             12,712           10,909
   6/30/94          12007                             12,635           10,946
   7/31/94          12254                             12,866           10,975
   8/31/94          12264                             12,911           11,019
   9/30/94          12036                             12,721           11,049
  10/31/94          11737                             12,495           11,057
  11/30/94          11382                             12,269           11,071
  12/31/94          11750                             12,539           11,071
   1/31/95          12189                             12,897           11,115
   2/28/95          12618                             13,272           11,160
   3/31/95          12769                             13,425           11,197
   4/30/95          12778                             13,441           11,233
   5/31/95          13178                             13,870           11,256
   6/30/95          13046                             13,749           11,278
   7/31/95          13105                             13,880           11,278
   8/31/95          13248                             14,056           11,308
   9/30/95          13318                             14,145           11,330
  10/30/95          13558                             14,350           11,368
  11/30/95          13775                             14,588           11,360
  12/31/95          13920                             14,728           11,352
   1/31/96          14017                             14,840           11,419
   2/29/96          13917                             14,739           11,455
   3/31/96          13744                             14,550           11,515
   4/30/96          13693                             14,510           11,560
   5/31/96          13704                             14,504           11,582
   6/30/96          13853                             14,662           11,589
   7/31/96          13952                             14,795           11,611
   8/31/96          13962                             14,792           11,633
   9/30/96          14176                             15,000           11,670
  10/31/96          14315                             15,169           11,707
  11/30/96          14582                             15,447           11,730
  12/31/96          14517                             15,382           11,730
   1/31/97          14490                             15,411           11,767
   2/28/97          14604                             15,553           11,804
   3/31/97          14434                             15,346           11,833
   4/30/97          14563                             15,475           11,847
   5/31/97          14759                             15,709           11,840
   6/30/97          14915                             15,877           11,855
   7/31/97          15336                             16,316           11,869
   8/31/97          15162                             16,163           11,891
   9/30/97          15320                             16,355           11,921
  10/31/97          15453                             16,460           11,951
  11/30/97          15533                             16,557           11,944
  12/31/97          15788                             16,799           11,929
------------------------------------------------------------------------------

GRAPHIC MATERIAL (4)

This chart shows in bar format the comparison between the Franklin New York Insured Tax-Free Income Fund's Class II distribution rate of 4.40%, the taxable equivalent rate for New York state residents of 7.82%, and the taxable equivalent rate for New York City residents of 8.12%.

GRAPHIC MATERIAL (5)

The following line graph hypothetically compares the performance of the Franklin New York Insured Tax-Free Income Fund Class II shares to that of the Lehman Brothers Municipal Bond Index and the Consumer Price Index, based on a $10,000 investment from 5/1/95 to 12/31/97.

               Franklin New York Insured    Lehman Brothers
                          Tax-               Municipal Bond         CPI
               Free Income Fund-Class II         Index
              ----------------------------------------------------------
       5/1/95         $9,900                    10,000           10,000
      5/31/95        $10,212                    10,319           10,020
      6/30/95        $10,114                    10,229           10,040
      7/31/95        $10,162                    10,326           10,040
      8/31/95        $10,277                    10,458           10,066
      9/30/95        $10,326                    10,523           10,086
     10/30/95        $10,505                    10,676           10,120
     11/30/95        $10,676                    10,853           10,112
     12/31/95        $10,773                    10,957           10,105
      1/31/96        $10,851                    11,041           10,165
      2/29/96        $10,770                    10,966           10,198
      3/31/96        $10,631                    10,825           10,251
      4/30/96        $10,587                    10,795           10,291
      5/31/96        $10,590                    10,791           10,310
      6/30/96        $10,699                    10,908           10,316
      7/31/96        $10,777                    11,008           10,336
      8/31/96        $10,778                    11,005           10,356
      9/30/96        $10,944                    11,159           10,389
     10/31/96        $11,035                    11,286           10,422
     11/30/96        $11,234                    11,492           10,442
     12/31/96        $11,189                    11,444           10,442
      1/31/97        $11,163                    11,466           10,475
      2/28/97        $11,245                    11,571           10,508
      3/31/97        $11,109                    11,417           10,534
      4/30/97        $11,203                    11,513           10,547
      5/31/97        $11,356                    11,687           10,540
      6/30/97        $11,470                    11,812           10,553
      7/31/97        $11,786                    12,139           10,565
      8/31/97        $11,648                    12,025           10,586
      9/30/97        $11,763                    12,168           10,612
     10/31/97        $11,859                    12,246           10,639
     11/30/97        $11,913                    12,318           10,632
     12/31/97        $12,102                    12,498           10,619
------------------------------------------------------------------------

GRAPHIC MATERIAL (6)

This chart shows in pie format the credit quality breakdown of the Franklin New York Intermediate-Term Tax-Free Income Fund based on total long-term investments as of 12/31/97.

AAA     14.2%
AA      7.4%
A       48.2%
BBB     30.2%

GRAPHIC MATERIAL (7)

This chart shows in bar format the comparison between the Franklin New York Intermediate-Term Tax-Free Income Fund's distribution rate of 5.08%, the taxable equivalent rate for New York state residents of 9.03%, and the taxable equivalent rate for New York City residents of 9.37%.

GRAPHIC MATERIAL (8)

The following line graph hypothetically compares the performance of the Franklin New York Intermediate-Term Tax-Free Income Fund to that of the Lehman Brothers Municipal 10-Year Bond Index and the Consumer Price Index, based on a $10,000 investment from 9/23/92 to 12/31/97.

               Franklin New York     Lehman Brothers
               Intermediate-Term        Municipal
                    Tax-Free             10-Year        CPI
                  Income Fund           Bond Index
    9/23/92           9,775              10,000        10,000
    10/1/92           9,785              10,019        10,007
   10/31/92           9,765               9,917        10,042
   11/30/92           9,892              10,099        10,056
   12/31/92           9,980              10,216        10,049
    1/31/93          10,055              10,388        10,098
    2/28/93          10,316              10,769        10,133
    3/31/93          10,312              10,611        10,169
    4/30/93          10,378              10,712        10,197
    5/31/93          10,413              10,750        10,211
    6/30/93          10,489              10,962        10,226
    7/31/93          10,506              10,989        10,226
    8/31/93          10,683              11,216        10,254
    9/30/93          10,800              11,354        10,276
   10/31/93          10,845              11,373        10,318
   11/30/93          10,695              11,279        10,325
   12/31/93          10,997              11,520        10,325
    1/31/94          11,135              11,661        10,353
    2/28/94          10,901              11,342        10,388
    3/31/94          10,458              10,908        10,424
    4/30/94          10,556              11,028        10,438
    5/31/94          10,665              11,117        10,445
    6/30/94          10,648              11,069        10,481
    7/31/94          10,821              11,255        10,509
    8/31/94          10,857              11,299        10,551
    9/30/94          10,659              11,146        10,580
   10/31/94          10,427              10,983        10,587
   11/30/94          10,228              10,776        10,601
   12/31/94          10,415              10,970        10,601
    1/31/95          10,593              11,254        10,643
    2/28/95          10,881              11,572        10,686
    3/31/95          10,951              11,729        10,721
    4/30/95          10,968              11,743        10,757
    5/31/95          11,285              12,115        10,778
    6/30/95          11,214              12,040        10,800
    7/31/95          11,343              12,217        10,800
    8/31/95          11,507              12,383        10,828
    9/30/95          11,547              12,462        10,849
   10/30/95          11,712              12,606        10,885
   11/30/95          11,844              12,774        10,878
   12/31/95          11,908              12,852        10,870
    1/31/96          11,984              12,982        10,934
    2/29/96          11,899              12,929        10,969
    3/31/96          11,802              12,769        11,026
    4/30/96          11,797              12,724        11,069
    5/31/96          11,769              12,688        11,090
    6/30/96          11,882              12,809        11,097
    7/31/96          11,995              12,932        11,118
    8/31/96          11,978              12,932        11,139
    9/30/96          12,139              13,065        11,175
   10/31/96          12,254              13,230        11,210
   11/30/96          12,453              13,497        11,232
   12/31/96          12,424              13,436        11,232
    1/31/97          12,468              13,489        11,268
    2/28/97          12,584              13,615        11,303
    3/31/97          12,457              13,433        11,331
    4/30/97          12,562              13,532        11,344
    5/31/97          12,718              13,724        11,338
    6/30/97          12,836              13,875        11,351
    7/31/97          13,154              14,265        11,365
    8/31/97          13,074              14,127        11,386
    9/30/97          13,219              14,306        11,415
   10/31/97          13,303              14,382        11,443
   11/30/97          13,374              14,448        11,437
   12/31/97          13,533              14,677        11,423
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